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                                                                  Exhibit 23.2

                       CONSENT OF DELOITTE & TOUCHE LLP

We consent to the incorporation by reference in this Registration Statement of Qualcomm Incorporated on Form S-8 of our report dated February 25, 2000 with respect to the consolidated financial statements of SnapTrack, Inc. appearing in Qualcomm Incorporated's Form 8-K/A filed April 11, 2000.


/s/ DELOITTE & TOUCHE LLP
-------------------------
Deloitte & Touche LLP

San Jose, California
July 24, 2000